UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 25, 2006
                                                         ----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or Other jurisdiction of incorporation)

        1-11037                                           06-124-9050
        -------                                           -----------
(Commission File Number)                       (IRS Employer Identification No.)


   39 OLD RIDGEBURY ROAD, DANBURY, CT                     06810-5113
   ----------------------------------                     ----------
(Address of principal executive offices)                  (Zip Code)


                                  (203)837-2000
                                  -------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
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On January 25, 2006, Praxair, Inc. issued a press release announcing Praxair, Inc.'s results of operations for the quarter and year ended December 31, 2005. A copy of Praxair, Inc.'s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



ITEM 9.01. Financial Statements and Exhibits.
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     (d)        Exhibits.

Exhibit No.                             Description
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99.1            Press Release dated January 25, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PRAXAIR, INC.
                                                -------------
                                                Registrant



Date: January 25, 2006                             By: /s/ Patrick M. Clark
      ----------------                                 --------------------
                                                   Patrick M. Clark
                                                   Vice President and Controller

                                  Exhibit Index


Exhibit No.                         Description

99.1                    Press release dated January 25, 2006